Exhibit 10.19

WARNER MUSIC INC.

1633 Broadway

New York, NY 10019

November 30, 2015

Stuart Bergen

c/o Warner Music Inc.

1633 Broadway

New York, NY 10019

Dear Stuart:

Please refer to the at-will letter agreement between Warner Music Inc. (“Company”) and you dated December 21, 2012, as amended by the letter agreement dated December 19, 2013 (as amended, the “Agreement”).

This letter, when signed by you and countersigned by Company, shall constitute our agreement to amend the Agreement as set forth herein. Unless otherwise indicated, capitalized terms shall have the meanings set forth in the Agreement.

1.

Paragraph 1 of the Agreement is hereby amended to provide that effective as of December 1, 2015, you shall render services to Company as its Chief Executive Officer, International and Global Commercial Services, Warner Recorded Music.

Except as expressly amended herein, the terms and provisions of the Agreement shall remain in full force and effect.

If the foregoing correctly sets forth our understanding, please sign below and return this letter to Company.

WARNER MUSIC INC.

By:	/s/ Paul Robinson
Name:	Paul Robinson

Accepted and Agreed:

/s/ Stuart Bergen
Stuart Bergen